UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 26, 1997





                        U.S. RESTAURANT PROPERTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    MARYLAND                    1-13089                       75-2687420
(STATE OF OTHER          (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER
 JURISDICTION OF                                            IDENTIFICATION NO.)
 INCORPORATION OR
 ORGANIZATION)


                              5310 Harvest Hill Rd.
                                Suite 270, LB 168
                               Dallas, Texas 75230
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                  972-387-1487
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                        U.S. RESTAURANT PROPERTIES, INC.


Explanatory Note............................................................  3

Item 2. Acquisition or Disposition of Assets................................  3

Item 7. Financial Statements, Pro Forma Information and Exhibits............  5

        Combined Statement of Revenues and Certain Expenses of  Selected
           Properties Sold to U.S. Restaurant Properties, Inc. (Perkin's
           Acquisition) for the year ended June 30, 1997....................  7

        Statement of Revenue and Direct Operating Expenses Applicable to
           the Acquisition of Eighteen Properties of  Kettle Restaurant,
           Inc. by U.S. Restaurant Properties, Inc. for the year ended
           October 30, 1997................................................. 10

        Statement of Revenues and Certain Expenses of the Property Sold
           to U.S. Restaurant Properties, Inc. by L & H Donuts, Inc.
           for the year ended December 31, 1996............................. 14

        Combined Statement of Revenues and Certain Expenses of Selected
           Properties Sold to U.S. Restaurant Properties, Inc. (Friesenhahn
           Acquisition) for the year ended December 31, 1996................ 17

        Financial information related to the acquisition of nine
           restaurant properties by U.S. Restaurant Properties, Inc.
           from Burger King Limited Partnership I........................... 20

        Financial information related to the acquisition of 22
           restaurant properties by U.S. Restaurant Properties, Inc.
           from Burger King Limited Partnership III......................... 21

        Pro forma Financial Information..................................... 22

        Exhibit 23

           (a) Consent of Deloitte & Touche LLP
           (b) Consent of Montgomery, Jessup & Co., L.L.P.

EXPLANATORY NOTE

U.S. Restaurant Properties, Inc., (the "Registrant") a fully integrated, self-administered and self-managed real estate investment trust hereby amends its Form 8-K dated November 26, 1997 as filed with the Securities and Exchange Commission on December 9, 1997 as follows:

The Company hereby submits the financial statements required for the properties acquired and included in this Form 8-K/A and pro forma information as shown on item 7 and as further described in Item 2.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 17, 1997, the Registrant acquired four Perkins restaurant properties located in Minnesota and Florida from Minneapolis Teachers' Retirement Fund Association, Inc. and MRT Properties, Inc. The acquisition was done pursuant to four purchase and sales agreements. The purchase price equaled $2,974,450 in cash and other capitalized costs of approximately $48,000. The selling entity was Minneapolis Teachers' Retirement Fund Association, Inc. a Minnesota non-profit corporation and MRT Properties, Inc., a Minnesota corporation. The acquisition was funded by the Registrant's bank line of credit.

On November 26, 1997, the Registrant acquired 18 restaurant properties located in Texas, Oklahoma, Tennessee, New Mexico and Louisiana from Kettle Restaurants, Inc. The acquisition was done pursuant to one purchase and sales agreement. The purchase price equaled $6,000,000 in cash and other capitalized costs of approximately $153,000. The selling entity was Kettle Restaurants, Inc., a Texas corporation. The acquisition was funded by the Registrant's bank line of credit.

On December 4, 1997, The Registrant acquired one Dunkin Donut restaurant property located in Florida from L & H Donuts, Inc. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $593,500 in cash and other costs of approximately $6,000. The selling entity was L & H Donuts, Inc, a Florida corporation. The acquisition was funded by the Registrant's bank line of credit.

On December 10, 1997, the Registrant acquired two restaurant properties located in Texas. The acquisition was done pursuant to two purchase and sale agreements. The purchase price equaled $1,400,000 in cash and other costs of approximately $13,000. The selling entities were Friesenhahn-Stehling, J.V. and Friesenhahn-Brundage Joint Venture IV. The acquisition was funded by the Registrant's bank line of credit.

On  December  18,  1997,  the  Registrant  acquired  31 Burger  King  restaurant properties from Burger King Limited Partnership I and Burger King Limited Partnership III. The acquisition was done pursuant to two purchase and sale agreements. The properties were purchased from Burger King Limited Partnership I, a New York limited liability partnership and Burger King Limited Partnership III, a New York limited liability partnership. The purchase price equaled $22,400,000 and other capitalized costs of approximately $286,000. The acquisitions were funded by the Registrant's bank line of credit.

On various dates from October 15, 1997 through December 31, 1997, the Registrant acquired five restaurant properties consisting of three Schlotzsky's, one Fazoli's and one co-branded service center with a Jack-In-The-Box, convenience store and gas station located in Illinois, Kentucky, South Carolina and Texas. The properties were acquired pursuant to five separate purchase and sale agreements from

Schlotzsky's  Real  Estate,  Inc.,  a Texas  corporation,  FZ Land,  L.L.C.,  an
Illinois limited liability company and U.S. Restaurant Properties Development L.P., a Texas limited partnership. U.S. Restaurant Properties Development L.P. is a related party to which the Registrant has made available a revolving line of credit, to be used solely for acquisition and development of restaurant properties which will be purchased by the Registrant upon completion of development. In addition, four buildings were acquired on undeveloped properties purchased prior to October 15, 1997. These restaurant properties represent newly developed properties and properties yet to be developed which do not have any historical operations. The purchase price for these properties equaled $7,615,000 and other capitalized costs of approximately $482,000. The acquisitions were funded by the Registrant's bank line of credit.

In addition, to the above acquisitions, seven other properties (the "Other Properties") were acquired during the period October 15, 1997 and December 31, 1997. These properties consist of three Taco Bell restaurant properties, one Arby's restaurant property, one Burger King restaurant property, one Hardee's restaurant property and one John Harvard's Brew House restaurant property located in Texas, New Jersey, Florida, and Delaware. The properties were purchased from Specialty Food Systems, Inc., a Louisiana corporation, Colby Enterprises of Pemberton, Inc., a New Jersey corporation, N.C.J. Investment Company, a Florida corporation and Liz Mar Development Company, a Delaware corporation. These properties were purchased for an aggregate cash purchase price of approximately $4,729,596 and were funded by the Registrant's bank line of credit.

The transaction on November 26, 1997 in combination with previously reported restaurant properties acquired between January 1, 1997 and October 15, 1997, which are unaudited, and those acquired from the period October 15, 1997 and November 26, 1997 (date of reportable event) are deemed significant in aggregate to the Registrants total assets as previously reported on Form 10-K. The sellers of all properties, except as noted above, are not affiliated with the Registrant, any director or officer of the Registrant or any associate of any such director or officer.

The purchase prices, which were negotiated with the sellers, were determined through internal analysis by the Registrant of historical cash flows and fair market values of the acquired properties.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         a)(3)

         Combined Statement of Revenues and Certain Expenses of Selected
            Properties Sold to U.S. Restaurant Properties, Inc. (Perkin's Acquisition) for the year ended June 30, 1997

         Statement of Revenue and Direct Operating Expenses Applicable to the Acquisition of Eighteen Properties of Kettle Restaurant, Inc. by U.S. Restaurant Properties, Inc. for the year ended October 30, 1997

         Statement of Revenues and Certain Expenses of the Property sold to U.S. Restaurant Properties, Inc. by L & H Donuts, Inc. for the year ended December 31, 1996

         Combined Statement of Revenues and Certain Expenses of Selected
            Properties Sold to U.S. Restaurant Properties, Inc.
            (Friesenhahn Acquisition)  for the year ended December 31, 1996

         Financial information related to the acquisition of nine restaurant properties by U.S. Restaurant Properties, Inc. from Burger King Limited Partnership I

         Financial information related to the acquisition of 22 restaurant properties by U.S. Restaurant Properties, Inc. from Burger King Limited Partnership III

         b)  Pro forma Financial Information

         c)  Exhibits
               23(a) Consent of Deloitte & Touche LLP
               23(b) Consent of Montgomery, Jessup & Co., L.L.P.

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties, Inc.


We have audited the accompanying combined statement of revenues and certain expenses of Selected Properties Sold to U.S. Restaurant Properties, Inc. (Perkin's Acquisition) for the year ended June 30, 1997. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S.
Restaurant Properties, Inc.. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of Selected Properties Sold to U.S. Restaurant Properties, Inc. (Perkin's Acquisition) for the year ended June 30, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
January 15, 1998


      SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. (PERKIN'S ACQUISITION)
                    COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                   YEAR ENDED JUNE 30, 1997




                   RENTAL INCOME

                     Minimum                                    $     226,481
                     Percentage                                       126,641
                     Cost Reimbursement revenue                         8,137
                                                                --------------

                   TOTAL RENTAL INCOME                                361,259

                   DIRECT EXPENSES-SALES TAX                            8,137
                                                                --------------

                   NET RENTAL INCOME                            $     353,122
                                                                ==============




            See Accompanying Notes to the Combined Statement of Revenues and Certain Expenses.

NOTES TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. (PERKIN'S ACQUISITION) COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.   Summary Of Significant Accounting Policies

     Nature Of Operations

     The accompanying combined statement of revenues and certain expenses includes three properties acquired by U.S. Restaurant Properties, Inc. from Minneapolis Teachers' Retirement Fund association, a Minnesota non-profit corporation and MRT Properties, Inc., a Minnesota corporation. Collectively the above entities are referred to as (the "Company"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Company. The properties acquired are operated as Perkins restaurants. In accordance with the Securities and Exchange Commission Rule 3-14, the statement does not include expenses not comparable to the proposed future operations of the properties such as depreciation, interest, or any other costs that are not directly associated with the properties and accordingly, it is not intended to be a complete presentation of revenues and expenses of the properties.

2.   Use Of Estimates

     The preparation of this combined statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The property leases are "triple net" leases which require the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. Cost reimbursement revenue includes costs reimbursed by the tenant for sales taxes on lease revenues. Certain information regarding each of the property leases is set forth in the table below.


                        MINIMUM
                        ANNUAL                                       PERCENTAGE             TERMINATION
LOCATION                RENTAL                                       RENTAL                 DATE
----------------------- -------------------------------------------- ---------------------- -----------------------
Fort Myers, FL          $110,211  Per year through 2/28/02           6% of sales in         February 2002 with
                                                                     excess of $1,571,733   two-five year renewal
                                                                                            options

Burnsville, MN            35,000  Per year through 3/31/99           5% of sales in         March 1999 with
                                                                     excess of $700,000     one-five year renewal
                                                                                            option

Albert Lea, MN            35,870  Per year through 1/18/01           5% of sales in         January 2001 with
                                                                     excess of $717,408     one-five year renewal
                                                                                            option

Crystal, MN               45,400  Per year through 11/08/00          5% of sales in         November 2000 with
                                                                     excess of $908,000     one-five year renewal
                                                                                            option


The following is a schedule of minimum rental income on the non-cancelable leases as of June 30, 1997:

1998         $  226,481
1999            217,731
2000            191,481
2001            144,774
2002             73,474
Thereafter            0
             -----------
             $  853,941
             ===========

                          INDEPENDENT AUDITORS' REPORT



U.S. Restaurant Properties, Inc.
Dallas, Texas


We have audited the accompanying statement of revenues and direct operating expenses applicable to the acquisition of eighteen properties of Kettle Restaurants, Inc. by U.S. Restaurant Properties, Inc. for the year ended October 30, 1997. This financial statement is the responsibility of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and direct operating expenses was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission and for the inclusion in the current report on Form 8-K of U.S. Restaurant Properties, Inc. This statement is not intended to be a complete presentation of revenues and expenses of the eighteen properties of Kettle Restaurant, Inc. acquired by U.S. Restaurant Properties, Inc.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses described in Note 1 of the eighteen properties of Kettle Restaurants, Inc. acquired by U.S. Restaurant Properties, Inc. for the year ended October 30, 1997, in conformity with generally accepted accounting principles.




MONTGOMERY, JESSUP & CO., L.L.P.
January 20, 1998
Dallas, Texas


               STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

                        APPLICABLE TO THE ACQUISITION OF
                 EIGHTEEN PROPERTIES OF KETTLE RESTAURANTS, INC.
                       BY U.S. RESTAURANT PROPERTIES, INC.

                           YEAR ENDED OCTOBER 30, 1997





     Revenues
          Restaurant sales                               $ 5,700,663
          Rental income                                      471,922
          Cost reimbursement revenue                          42,957
                                                         ------------

     Total revenues                                        6,215,542

     Direct operating expenses:
          Cost of sales                                    2,008,570
          Wages and related expenses                       2,352,941
          Other direct expenses                            1,401,841
          Real estate taxes                                   99,313
                                                         ------------

     Total direct operating expenses                       5,862,665
                                                         ------------

     Excess of revenues over direct operating expenses   $   352,877
                                                         ============










         See accompanying notes to the Statement of Revenues and Direct
                               Operating Expenses

          NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

                        APPLICABLE TO THE ACQUISITION OF
                 EIGHTEEN PROPERTIES OF KETTLE RESTAURANTS, INC.
                       BY U.S. RESTAURANT PROPERTIES, INC.

                           YEAR ENDED OCTOBER 30, 1997



1.    Nature of business and basis of presentation:

      Nature of business:
         Kettle Restaurants, Inc. (the "Company") operates in the food service business through Company operated and franchised restaurant outlets; primarily in Texas, Oklahoma, Louisiana, Tennessee, and New Mexico. As of November 1, 1996, the Company owned and operated fifteen of these properties as Kettle Restaurants and leased the other three to Kettle Restaurant franchisees. During the year, the Company entered into lease and franchise agreements on the fifteen Company owned and operated properties. Subsequent to October 30, 1997 the Company sold the eighteen restaurant properties to U.S. Restaurant Properties, Inc., ("USRP"). Refer to Note 4 regarding the terms of this sale.



      Basis of presentation:
         The accompanying statement of revenues and direct operating expenses includes the operating results and rental income of eighteen Kettle Restaurants, which were acquired by USRP on November 26, 1997. USRP did not purchase the restaurant operations. This statement does not include any revenues or expenses related to the remaining properties owned by the Company. The statement does not include depreciation and amortization, interest and income taxes, and accordingly is not intended to be a complete presentation of revenues and expenses of the restaurant's operations or the properties.


2.    Summary of significant accounting policies:

      Fiscal Year:
         The Company's fiscal year is based on a 52-53 week reporting period which ends each year on the Thursday nearest October 31.

      Restaurant sales:
         The sales are primarily cash sales and are recorded at the time of retail sale.

      Rental Income and the Cost Reimbursement Revenue:
         The leases on these properties are "triple net" leases which require the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. Cost reimbursement revenue includes costs reimbursed by the tenant for property taxes. Refer to Note 3 regarding schedule of minimum rental income.

          NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES


                        APPLICABLE TO THE ACQUISITION OF
                 EIGHTEEN PROPERTIES OF KETTLE RESTAURANTS, INC.
                       BY U.S. RESTAURANT PROPERTIES, INC.

                           YEAR ENDED OCTOBER 30, 1997




2.    Summary of significant accounting policies (continued):

      Other direct operating expenses:
         Other direct operating expenses represent kitchen and restaurant supplies, linens, uniforms, utilities, advertising, licenses and other costs directly associated with the restaurant operations.

      Management estimates:
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and direct operating expenses during the reporting period. Actual results may, in some instances, differ from previously estimated amounts.

3.    Schedule of minimum rents:

         At October 30, 1997, the Company leased to franchisees all eighteen restaurant properties under operating leases that expire at various dates through 2017. The terms of these leases range from 10 to 20 years. The following is a schedule of minimum rental income on the non-cancelable leases as of October 30, 1997:


               1998           $    910,363
               1999                910,545
               2000                885,733
               2001                836,109
               2002                836,109
               Thereafter       10,548,936
                              -------------
                              $ 14,927,795
                              =============

4.    Subsequent event:

      Sale of real estate:
         On  November  26,  1997,  USRP  acquired  the  18  Kettle   restaurant
         properties for $6,000,000. In addition, under the terms of the sale USRP will retain, throughout the term of the leases, the first $57,500 of each months aggregate rent payments received and remit to the Company the aggregate rent payment amount in excess of $57,500.

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties, Inc.


We have audited the accompanying statement of revenues and certain expenses of the Property Sold to U.S. Restaurant Properties, Inc. by L & H Donuts, Inc. for the year ended December 31, 1996. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc.. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Property Sold to U.S. Restaurant Properties, Inc. by L & H Donuts, Inc. for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
January 8, 1998


     PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY L & H DONUTS, INC.
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996




            RENTAL INCOME

                 Minimum                                    $   67,511
                 Cost Reimbursement revenue and other            9,210
                                                            -----------

            TOTAL RENTAL INCOME                                 76,721

            DIRECT EXPENSES
                 Real estate taxes                               6,167
                 Sales taxes                                     2,967
                                                            -----------
            TOTAL DIRECT EXPENSES                                9,134
                                                            -----------

            NET RENTAL INCOME                               $   67,587
                                                            ===========




      See Accompanying Notes to Statement of Revenues and Certain Expenses.

NOTES TO THE PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY L & H DONUTS, INC. STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.   Summary Of Significant Accounting Policies

     Nature Of Operations

     The accompanying statement of revenues and certain expenses includes one property acquired by U.S. Restaurant Properties, Inc. from L & H Donuts, Inc., a Florida Corporation (the "Company"). The statement does not include any revenues or expenses related to any other properties owned by the Company. The property acquired is operated as a Dunkin Donut restaurant. In accordance with the Securities and Exchange Commission Rule 3-14, the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the property and accordingly, it is not intended to be a complete presentation of revenues and expenses of the property.

     During 1996, a tenant defaulted on its lease as a result of non-payment of rent. In November 1996, a settlement with the tenant was reached and the lease was assigned to a new tenant. Certain modifications to the lease were made, including extension of the termination date and a decrease in rents due in the first year of the lease with higher rents in the last four years.

2.   Use Of Estimates

     The preparation of this statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The property lease is a "triple net" lease which requires the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. Rental revenue is recorded on a straight-line basis over the life of the lease. Rental revenue for January through August 1996 was recorded on a cash basis due to the tenant default discussed above. The portion of the settlement relating to back rent was also included in rent revenue in 1996. Cost reimbursement revenue includes costs reimbursed by the tenant for sales taxes on lease revenues collected and payment of property taxes. Certain information regarding the amended lease, is set forth in the table below.


                      MINIMUM
                      ANNUAL                                    PERCENTAGE          TERMINATION
LOCATION              RENTAL                                    RENTAL              DATE
--------------------- ----------------------------------------- ------------------- ------------------------
Melbourne, FL         $60,000  Per year through 11/30/97        None                September 2009
                       68,586  Per year through 9/30/00
                       78,874  Per year through 9/30/05
                       94,622  Per year through 9/30/09



    The following is a schedule of minimum rental income on the non-cancelable lease as of December 31, 1996:

          1997          $    60,716
          1998               68,586
          1999               68,586
          2000               71,158
          2001               78,874
          Thereafter        674,267
                        ------------
                        $ 1,022,187
                        ============

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties, Inc.


We have audited the accompanying combined statement of revenues and certain expenses of Selected Properties Sold to U.S. Restaurant Properties, Inc. (Friesenhahn Acquisition) for the year ended December 31, 1996. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc.. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of the Selected Properties Sold to U.S. Restaurant Properties, Inc. (Friesenhahn Acquisition) for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
January 13, 1998


         SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. (FRIESENHAHN ACQUISITION)
                          COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                     YEAR ENDED DECEMBER 31, 1996





                    RENTAL INCOME

                        Minimum                             $   173,290
                        Percentage                                6,515
                        Cost reimbursement revenue               29,483
                                                            ------------

                    TOTAL RENTAL INCOME                         209,288

                    DIRECT EXPENSE
                        Real estate taxes                        25,579
                        Insurance                                 3,904
                                                            ------------

                    TOTAL DIRECT EXPENSE                         29,483
                                                            ------------

                    NET RENTAL INCOME                       $   179,805
                                                            ============





          See Accompanying Notes to the Combined Statement of Revenues and Certain Expenses.

NOTES TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. (FRIESENHAHN ACQUISITION) COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.   Summary Of Significant Accounting Policies

     Nature Of Operations

     The accompanying combined statement of revenues and certain expenses includes two properties acquired by U.S. Restaurant Properties, Inc. from Friesenhahn-Brundage Joint Venture IV and Friesenhahn-Stehling, J.V. collectively referred to as ( the "Company"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Company. One property acquired is operated as a Hooters restaurant. The other property was operated as a Taco Cabana but is currently vacant. The tenant continues to pay rents under the lease on a monthly basis. In accordance with the Securities and Exchange Commission Rule 3-14, the statement does not include expenses not comparable to the proposed future operations of the properties such as depreciation, interest, or any other costs that are not directly associated with the properties and accordingly, it is not intended to be a complete presentation of revenues and expenses of the properties.

2.   Use Of Estimates

     The preparation of this combined statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The leases on these properties are "triple net" leases which require the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the properties. Cost reimbursement revenue represents amounts reimbursed by the tenants to the Company for real estate taxes and insurance. Certain information regarding each of the property leases is set forth in the table below.


                        MINIMUM
                        ANNUAL                                       PERCENTAGE             TERMINATION
LOCATION                RENTAL                                       RENTALS                DATE
----------------------- -------------------------------------------- ---------------------- ---------------------
5630 Wurzbach Rd.       $104,028  Per year through 2/28/99 with      6% of sales (in        February 2008 with
San Antonio, TX                   increases every three years        excess of minimum      two five-year
                                  equal to the lesser of $8,000      rent)                  renewal options
                                  plus the product of the current
                                  Consumer Price Index (CPI) over
                                  CPI at March 1993 times base rent
                                  of $8,000 or 1.09 times the rent
                                  of the prior period

8527 Wurzbach Rd          71,520  Per year through 2/28/99 with      5% of sales (in        February 2003 with
San Antonio, TX                   increases every three years        excess of minimum      two five-year
                                  equal to the lesser of $5,500      rent)                  renewal options
                                  plus the product of the current
                                  CPI over CPI at March 1993
                                  times the base rent of $5,500
                                  or 1.09 times the rent of the
                                  prior period



NOTES TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. (FRIESENHAHN ACQUISITION) COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

3.   Rental Income (continued)

     The following is a schedule of minimum rental income on the non-cancelable leases as of December 31,1996:

          1997           $    175,548
          1998                175,548
          1999                175,548
          2000                175,548
          2001                175,548
          Thereafter          724,946
                         -------------
                         $  1,602,686
                         =============

Financial information related to the acquisition of nine restaurant properties by U. S. .Restaurant Properties, Inc. from Burger King Limited Partnership I.

Burger King Limited Partnership I is a publicly owned New York limited partnership ("BK I"). With respect to BK I, as reported by its management, net income totaled $1,026,350 for the year ended December 31, 1996 and net income of $328,996 for the six months ended June 30, 1997. BK I reported total assets of $3,052,291 and partners' equity of $2,190,018 as of December 31, 1996 and total assets of $2,410,788 and partners' equity of 2,213,108 as of June 30, 1997. Persons interested in receiving copies of BK I's publicly issued financial statements for the year ended December 31, 1996 and for the six months ended June 30, 1997 can do so by contacting Burger King Limited Partnership I at: 3 World Financial Center, 29th Floor, New York, N.Y. 10285 or by accessing the Securities and Exchange Commission's EDGAR archives through their Web site located at http://www.sec.gov.

Financial  information related to the acquisition of 22 restaurant properties by
U. S. Restaurant Properties, Inc. from Burger King Limited Partnership III.

Burger King Limited Partnership III is a publicly owned New York limited partnership ("BK III"). As of December 31, 1996, BK III owned 23 properties and of those properties, 22 were acquired by U. S. Restaurant Properties, Inc. With respect to BK III, as reported by its management, net income totaled $1,787,581 for the year ended December 31, 1996 and net income of $1,387,703 for the six months ended June 30, 1997. BK III reported total assets of $6,292,587 and partners' equity of $5,329,214 as of December 31, 1996 and total assets of $6,364,402 and partners' equity of $5,063,538 as of June 30, 1997. Persons interested in receiving copies of BK III's publicly issued financial statements for the year ended December 31, 1996 and for the six months ended June 30, 1997 can do so by contacting Burger King Limited Partnership III at: 3 World Financial Center, 29th Floor, New York, NY 10285 or by accessing the Securities and Exchange Commission's EDGAR archives through their web site located at: http://www.sec.gov.

                         PRO FORMA FINANCIAL INFORMATION

         The following September 30, 1997 unaudited Pro Forma Consolidated Balance Sheet of U.S. Restaurant Properties, Inc. (the "Company") consists of the Company's September 30, 1997 historical balance sheet adjusted on a pro forma basis to reflect as of September 30, 1997: (a) the acquisition of 67 operating properties for $43,733,000, (b) the acquisition of seven newly constructed and five undeveloped properties for $8,097,000, (c) the sale of four properties for $2,605,000, (d) the additional borrowings required to purchase the properties acquired, (e) the conversion of the managing general partnership to a real estate investment trust on October 15, 1997 and the reduction of total debt outstanding of $87,810,000 from the preferred stock offering in November 1997. The unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1997 had all of these transactions occurred as of such date and it does not purport to represent the future financial position of the Company.

         The unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1996 is presented as if the following had occurred as of January 1, 1996: (a) the operations relating to the period between January 1, 1996 and the date of the acquisition for the 1996 acquisitions, comprised of 184 properties acquired on various dates from January 1, 1996 through December 31, 1996, for $105,336,000 including the fair value of 577,254 units issued in connection with the acquisitions, (b) the acquisition of 209 properties for $137,108,000 including the value of 680,695 units issued in connection with the acquisitions and the sale of four properties for $3,217,000 on various dates between January 1, 1997 and October 15, 1997, (c) the acquisition of 62 operating properties for $38,605,000 acquired between October 15, 1997 and December 31, 1997, (d) the acquisition of seven newly constructed and five undeveloped properties for $8,097,000, between October 15 and December 31, 1997,
(e) the sale of four properties for $2,605,000 between October 15 and December 31, 1997, (f) the issuance of 2,700,000 units in June 1996 with net proceeds of $40,203,000, (g) the issuance of 1,434,831 units in five separate transactions to individual investors with net proceeds of $25,000,000, (h) the additional borrowings of $118,149,000 required to purchase the properties acquired, (i) the conversion of the managing general partnership to a real estate investment trust on October 15, 1997, (j) the preferred stock dividends required and the reduction of interest expense as a result of the offering based on the offering proceeds to reduce the total debt outstanding by $87,810,000, and (k) the three-for-two stock split on October 30, 1997. The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations of the Partnership would have been assuming the transactions described above had been completed as of January 1, 1996, nor do they purport to represent the results of operations for future periods.

         The unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 1997 is presented as if the following had occurred as of January 1, 1997: (a) the acquisition of 209 properties for $137,108,000 including the value of 680,695 units issued in connection with acquisitions and the sale of four properties for $3,217,000 on various dates between January 1, 1997 and October 15, 1997, (b) the acquisition of 62 operating properties for $38,605,000 acquired between October 15, 1997 and December 31, 1997, (c) the acquisition of seven newly constructed and five undeveloped properties for $8,097,000, between October 15 and December 31, 1997,
(d) the sale of four properties for $2,605,000 between October 15, and December 31, 1997, (e) the issuance of 1,434,831 units in five separate transactions to individual investors with net proceeds of $25,000,000, (f) the additional borrowings of $52,350,000 required to purchase the properties acquired, (g) the conversion of the managing general partnership to a real estate investment trust on October 15, 1997, (h) the preferred stock dividends required and the reduction of interest expense as a result of the offering based on the offering proceeds to reduce the total debt outstanding by $87,810,000, and (i) the three-for-two stock split on October 30, 1997. The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations of the Partnership would have been assuming the transactions described above had been completed as of January 1, 1997, nor do they purport to represent the results of operations for future periods.

                                               U.S. RESTAURANT PROPERTIES, INC.
                                           PRO FORMA CONSOLIDATED BALANCE SHEET
                                                    September 30, 1997
                                                        (Unaudited)
                                                   (Dollars In thousands)




                                                                                             REIT
                                                                                          Conversion
                                            Operating         Newly                          and
                                             Property      Constructed                     Offering
                              Historical   Acquisition (a) Acquisitions (b)   Sales   (c) Adjustments (d)  Pro Forma
                              -----------  ------------    -------------    ----------    ------------    ------------
Cash and equivalents......... $    1,666   $        -      $          -     $       -     $         1     $     1,667
Receivables, net.............      2,682          159              (227)          (40)                          2,574
Deferred rent receivable.....      1,556                                                                        1,556
Purchase deposits and
  escrows....................      2,234         (318)             (732)                                        1,184
Prepaid expenses.............      1,146                                                                        1,146
Notes receivable.............      2,153                                          972                           3,125
Notes receivable -  related
  parties....................      5,425                         (2,061)                                        3,364
Mortgage loan receivable.....      5,986                                                                        5,986
Net investment in direct
  financing leases...........     14,902                                         (567)                         14,335
Land.........................     92,179       14,082             3,263        (1,050)                        108,474
Buildings and leasehold
  improvements, net..........    168,542       29,651             4,834           (38)                        202,989
Machinery and equipment, net.      3,471                                                                        3,471
Intangibles, net.............     11,866                                         (261)                         11,605
                              -----------  ------------    -------------    ----------    ------------    ------------
                              $  313,808   $   43,574      $      5,077     $    (984)    $         1     $   361,476
                              ===========  ============    =============    ==========    ============    ============

Accounts payable............. $    4,628   $       91      $         25     $       -     $         -     $     4,744
Deferred rent payable........        113                                                                          113
Deferred gain on sale of
  property...................        803                                          257                           1,060
Lines of credit..............    129,573       43,483             5,052        (1,218)        (87,810)         89,080
Notes payable................     40,000                                                                       40,000
Capitalized lease
  obligations................        222                                          (23)                            199
General Partner's capital....      1,055                                                       (1,055)              0
Limited Partner's capital....    137,414                                                     (137,414)              0
Stockholders' Equity.........          0                                                      226,280         226,280
                              -----------  ------------    -------------    ----------    ------------    ------------
                              $  313,808   $   43,574      $      5,077     $    (984)    $         1     $   361,476
                              ===========  ============    =============    ==========    ============    ============





See Notes to Pro Forma Consolidated Balance Sheet.

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(a) Reflects pro forma adjustments for acquisitions completed since September 30, 1997 which consist of the purchase of 67 operating properties and the borrowings required to complete the purchase of these properties as follows:


                                                   Number of
                                                  Properties        Operating
                                               -------------    ----------------
                    BK III                               22     $        16,212
                    BK I                                  9               6,474
                    Kettle Acquisition                   18               6,153
                    Perkins Acquisition                   4               3,023
                    Harrigans Acquisition                 3               3,899
                    Taco Bell                             3                 878
                    Friesenhahn Acquisition               2               1,413
                    Dunkin Donut                          1                 600
                    Superpumper                           1               1,229
                    Other Properties                      4               3,852
                                                       -----    ----------------
                                                         67              43,733
                                                       =====

Add percent rent receivable                                                 159
Less September 30, 1997  purchase deposits
  relating to acquisitions                                                 (318)
Less tenant security deposit and escrow
  received                                                                  (91)
                                                                ----------------
Increase in line of credit and notes payable                    $        43,483
                                                                ================


Costs of the acquisitions are allocated
  as follows:

       Land                                                     $        14,082
       Buildings and leasehold improvements                              29,651
                                                                ================
                                                                $        43,733
                                                                ================



The respective purchase price for the properties has been allocated between land and buildings and leasehold improvements, on a preliminary basis. Final determination of the proper allocation between these accounts will be made prior to finalizing the financial statements for the year ended December 31, 1997. Management does not expect material adjustments to occur.

(b) Reflects pro forma adjustments for acquisitions completed since September 30, 1997 which consist of the purchase of seven newly constructed and five undeveloped properties and the borrowings required to complete the purchase of these properties as follows:

                                                  Number of           Newly
                                                 Properties        Constructed
                                               -------------    ----------------
                           Schlotzsky's                  10     $         4,648
                           Other                          2               3,449
                                                        ----    ----------------
                                                         12               8,097
                                                        ====
Less September 30, 1997  purchase deposits
   relating to acquisitions                                                (732)
Less reduction in accrued interest receivable                              (227)
Less reduction in notes receivable - related
   party                                                                 (2,061)
Less tenant security deposit and escrow
   received                                                                 (25)
                                                                ----------------
Increase in line of credit and notes payable                    $         5,052
                                                                ================

Costs of the acquisitions are allocated
  as follows:

       Land                                                     $         3,263
       Buildings and leasehold improvements                               4,834
                                                                ----------------
                                                                $         8,097
                                                                ================


The respective purchase price for the properties has been allocated between land and buildings and leasehold improvements, on a preliminary basis. Final determination of the proper allocation between these accounts will be made prior to finalizing the financial statements for the year ended December 31, 1997. Management does not expect material adjustments to occur.

(c) Reflects pro forma adjustments for restaurant properties sold since September 30, 1997 which consist of the sale of four operating properties and the reduction in borrowings as a result of the sale of these properties as follows:

                                                  Number of
                                                 Properties           Sales
                                               -------------    ----------------
                           Burger King                   4      $        (1,088)

Add note receivable on sale                                                 972
Add decrease in capital lease obligation                                     23
Less decrease in accounts receivable                                        (40)
Less direct financing lease portion of sale                                (567)
Less intangibles                                                           (261)
Less deferred gain on sale                                                 (257)
                                                                ----------------
           Decrease in line of credit                           $        (1,218)
                                                                ================

Costs of the sales are allocated
  as follows:

       Land                                                             $(1,050)
       Buildings and leasehold improvements                                 (38)
                                                                ----------------
                                                                $        (1,088)
                                                                ================



d) Reflects pro forma adjustments for the conversion to a real estate investment trust and the issuance of preferred stock. See supplemental prospectus filed on November 12, 1997.

                        U.S. RESTAURANT PROPERTIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                      (In thousands, except per unit data)



                                                                     REIT
                                                      1997        Conversion
                                                  Acquisitions       and
                                      1996            and          Offering                                        Dunkin
                      Historical  Acquisitions       Sales        Adjustments     Sales      Perkins    Kettle      Donut
                      ----------  ------------    ------------    -----------    -------     -------    -------    ------
TOTAL REVENUES        $   18,324  $     7,365 (a) $    16,962 (b) $       -      $ (243) (e) $  353 (f) $  690 (g) $  82 (h)
EXPENSES
  Rent                     2,080          232 (a)         271 (c)         -         (32) (e)      -          -         -
  Depreciation and
    amortization           3,978        1,855           5,137           (91) (d)    (10) (n)     79 (n)    215 (n)    13 (n)
  Taxes, general and
    administrative         2,461          684           1,402        (2,477) (d)      -           -          -         -
  Interest expense,
    net                    2,364        3,038           7,161        (6,322) (d)      -           -          -         -
                      ----------  ------------    ------------    -----------    -------     -------    -------    ------
     TOTAL EXPENSES       10,883        5,809          13,971        (8,890)        (42)         79        215        13

Gain on sale
  of equipment                32            -               -             -           -           -          -         -
                      ----------  ------------    ------------    -----------    -------     -------    -------    ------
NET INCOME            $    7,473  $     1,556     $     2,991     $   8,890      $ (201)     $  274     $  475     $  69
                      ==========  ============    ============    ===========    =======     =======    =======    ======
Preferred stock
  dividends           $        -                                  $  (7,102) (d)
                      ----------
Net income
  allocable to
  unitholders/
  common
  shareholders        $    7,325
                      ==========
Average number of
 outstanding units         9,161                        1,014         1,275
                      ==========
NET INCOME PER
  UNIT/SHARE          $     0.80
                      ==========




See Notes to Pro Forma Consolidated Statement of Income


                             continued on next page

                        U.S. RESTAURANT PROPERTIES, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (continued)
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                      (In thousands, except per unit data)



                      Friesenhahn                              Newly Constructed      Other         Pro Forma
                      Acquisition      BK I         BK III         Properties       Properties      Adjustment     Pro Forma
                      -----------    --------    ----------    -----------------    -----------     ----------    -----------
TOTAL REVENUES        $      183 (i) $   906 (j) $   1,998 (k) $        1,033   (l) $      589 (m)  $       -     $   48,242
EXPENSES
  Rent                         -         134 (j)       279 (k)              -                -              -          2,964
  Depreciation and
    amortization              41 (n)     236 (n)       574 (n)            241   (n)        136 (n)          -         12,404
  Taxes, general and
    administrative             -           -             -                  -                -              -          2,070
  Interest expense,
    net                        -           -             -                  -                -          3,197 (o)      9,438
                      -----------    --------    ----------    -----------------    -----------     ----------    -----------
    TOTAL EXPENSES            41         370           853                241              136          3,197         26,876

Gain on sale of
  equipment                    -           -             -                  -                -              -             32
                      -----------    --------    ----------    -----------------    -----------     ----------    -----------
NET INCOME            $      142     $   536     $   1,145     $          792       $      453      $  (3,197)    $   21,398
                      ===========    ========    ==========    =================    ===========     ==========

Preferred stock
  dividends                                                                                                           (7,102)
                                                                                                                  -----------
Net income
  allocable to
  unitholders/
  common
  shareholders                                                                                                        14,296
                                                                                                                  ===========
Average number of
  outstanding units                                                                                                   13,955
                                                                                                                  ===========
NET INCOME PER
  UNIT/SHARE                                                                                                      $     1.02
                                                                                                                  ===========



See Notes to Pro Forma Consolidated Statement of Income.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustments to operations relating to the period between January 1, 1996 and the date of acquisition for the 1996 acquisitions, comprised of 184 properties acquired on various dates from January 1, 1996 through December 31, 1996.

(b) Reflects pro forma adjustment for the completed 1997 acquisitions and sales comprising of 209 properties acquired and four properties sold on various dates from January 1, 1997 through October 15, 1997.

(c) Represents actual rent expense on 209 properties acquired from January 1, 1997 through October 15, 1997.

(d) Reflects pro forma adjustment for the conversion to a real estate investment trust and the issuance of preferred stock. See supplemental prospectus filed on November 12, 1997.

(e) Reflects pro forma adjustment to operations based on historical financial information on four properties sold.

(f) Reflects pro forma adjustment to operations relating to base and percentage rent based on historical financial information for the Perkin's Acquisition comprised of four properties acquired on November 17, 1997. See combined statement of revenues and certain expenses included herein.

(g)  Reflects pro forma adjustment to operations  relating to base rent
     based on historical   information  for  the  Kettle  acquisition
     comprised of 18 properties acquired on November 26, 1997. See statement of revenues and direct operating expenses included herein.

(h) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for L&H Donuts, Inc. acquisition comprised of one property acquired on December 4, 1997. See statement of revenues and certain expenses included herein.

(i)  Reflects pro forma adjustment to operations relating to base and
     percentage rent  based  on  historical  financial   information  for
     the Friesenhahn Acquisition comprised of two properties acquired on December 10, 1997. See combined statement of revenues and certain expenses included herein.

(j) Reflects pro forma adjustment to operations relating to base and percentage rent based on historical financial information for the BK I acquisition comprised of nine properties acquired on December 18, 1997.

(k) Reflects pro forma adjustment to operations relating to base and percentage rent based on historical financial information for the BK III acquisition comprised of 22 properties acquired on December 18, 1997.

(l)  Reflects  pro  forma  adjustment  to  operations  based on  executed
     lease information  for  the  newly   constructed  and  undeveloped
     acquisitions comprised of seven properties acquired on various dates from October 15, 1997 through December 31, 1997.

(m) Reflects pro forma adjustment to operations relating to base rent based on newly executed lease and historical financial information for seven other properties acquired on various dates from October 15, 1997 through December 31, 1997.

(n) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties or decrease in depreciation expense due to the sale of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(o) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Company's credit arrangements which are as follows:

                                                 Principal        Interest Rate

     Series A Senior Secured Guaranteed Notes   $12,500,000               8.06%
     Series B Senior Secured Guaranteed Notes    27,500,000               8.30%
     Line of credit                              62,874,000               7.20%
     Line of credit                              26,200,000               8.03%



                        U.S. RESTAURANT PROPERTIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  For the nine months ended September 30, 1997
                                   (Unaudited)
                      (In thousands, except per unit data)



                                                      REIT
                                      1997         Conversion
                                  Acquisitions        and
                                       and          Offering                                          Dunkin
                      Historical      Sales        Adjustments       Sales      Perkins    Kettle      Donut
                      ----------  -------------    ------------     --------    -------    -------    -------
TOTAL REVENUES        $  24,596   $      7,245 (a) $         -      $ (173) (d) $  265 (e) $  518 (f) $   61 (g)
EXPENSES
  Rent                    1,873            136 (b)           -         (22) (d)      -          -          -
  Depreciation and
    amortization          5,984          2,121             (68) (c)     (6) (m)     59 (m)    161 (m)     10 (m)
  Taxes, general and
    administrative        3,078            609          (1,858) (c)      -           -          -          -
  Interest expense        6,661          3,540          (4,939) (c)      -           -          -          -
                      ----------  -------------    -------------    --------    -------    -------    -------
    TOTAL EXPENSES       17,596          6,406          (6,865)        (28)         59        161         10
                      ----------  -------------    -------------    --------    -------    -------    -------
Income before
  unusual items           7,000            839           6,865        (145)        206        357         51
Gain on sale of
  property                  450              -               -           -           -          -          -
REIT conversion
  costs                    (819)             -             819           -           -          -          -
                      ----------  -------------    -------------    --------    -------    -------    -------
NET INCOME            $   6,631   $        839     $     7,684      $ (145)     $  206     $  357     $   51
                      ==========  =============    =============    ========    =======    =======    =======
Preferred stock
  dividends                   -                         (5,326) (c)
                      ----------
Net income
  allocable to
  unitholders/
  common
  shareholders        $   6,499
                      ==========
Average number of
  outstanding units      11,611          1,014           1,275
                      ==========
NET INCOME PER
  UNIT/SHARE          $    0.56
                      ==========




See Notes to Pro Forma Consolidated Statement of Income.


                             continued on next page

                        U.S. RESTAURANT PROPERTIES, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (continued)
                  For the nine months ended September 30, 1997
                                   (Unaudited)
                      (In thousands, except per unit data)



                      Friesenhahn                              Newly Constructed      Other         Pro Forma
                      Acquisition      BK I        BK III         Properties        Properties      Adjustment     Pro Forma
                      -----------    --------    ----------    -----------------    -----------     ----------    -----------
TOTAL REVENUES        $      137 (h) $   680 (i) $   1,498 (j) $            776 (k) $      441 (l)  $       -     $   36,044
EXPENSES
  Rent                         -         101 (i)       209 (j)                -              -              -          2,297
  Depreciation and
    amortization              31 (m)     177 (m)       431 (m)              181 (m)        102 (m)          -          9,183
  Taxes, general and
    administrative             -           -             -                    -              -              -          1,829
  Interest expense             -           -             -                    -              -          1,727 (n)      6,989
                      -----------    --------    ----------    -----------------    -----------     ----------    -----------
    TOTAL EXPENSES            31         278           640                  181            102          1,727         20,298
                      -----------    --------    ----------    -----------------    -----------     ----------    -----------
Income before
  unusual items              106         402           858                  595            339         (1,727)        15,746
Gain on sale of
  property                     -           -             -                    -              -              -            450
REIT conversion
  costs                        -           -             -                    -              -              -              -
                      -----------    --------    ----------    -----------------    -----------     ----------    -----------
NET INCOME            $      106     $   402     $     858     $            595     $      339      $  (1,727)    $   16,196
                      ===========    ========    ==========    =================    ===========     ===========
Preferred stock
  dividends                                                                                                           (5,326)
                                                                                                                  -----------
Net income
  allocable to
  unitholders/
  common
  shareholders                                                                                                    $   10,870
                                                                                                                  ===========
Average number of
  outstanding units                                                                                                   14,006
                                                                                                                  ===========
NET INCOME PER
  UNIT/SHARE                                                                                                      $     0.78
                                                                                                                  ===========


See Notes to Pro Forma Consolidated Statement of Income.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustment to operations relating to the period between January 1, 1997 and the date of acquisition for base and percentage rent for the 1997 acquisitions comprised of 209 properties acquired on various dates from January 1, 1997 through October 15, 1997.

(b) Represents actual rent expense on 209 properties acquired from January 1, 1997 through October 15, 1997.

(c) Reflects pro forma adjustment for the conversion to a real estate investment trust and the issuance of preferred stock. See supplemental prospectus filed on November 12, 1997.

(d) Reflects pro forma adjustment to operations based on historical financial information on four properties sold.

(e) Reflects pro forma adjustment to operations relating to base and percentage rent based on historical financial information for the Perkin's Acquisition comprised of four properties acquired on November 17, 1997. See combined statement of revenues and certain expenses included herein.

(f)  Reflects pro forma adjustment to operations  relating to base rent
     based on historical   information  for  the  Kettle  acquisition
     comprised of 18 properties acquired on November 26, 1997. See statement of revenues and direct operating expenses included herein.

(g) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for L&H Donuts, Inc. acquisition comprised of one property acquired on December 4, 1997. See statement of revenues and certain expenses included herein.

(h) Reflects pro forma adjustment to operations relating to base and percentage rent based on historical financial information for the Friesenhahn Acquisition comprised of two properties acquired on December 10, 1997. See combined statement of revenues and certain expenses included herein.

(i) Reflects pro forma adjustment to operations relating to base and percentage rent based on historical financial information for the BK I acquisition comprised of nine properties acquired on December 18, 1997.

(j) Reflects pro forma adjustment to operations relating to base and percentage rent based on historical financial information for the BK III acquisition comprised of 22 properties acquired on December 18, 1997.

(k) Reflects pro forma adjustment to operations based on executed lease information for the newly constructed and undeveloped acquisitions comprised of seven properties acquired on various dates from October 15, 1997 through December 31, 1997.

(l) Reflects pro forma adjustment to operations relating to base rent based on newly executed lease and historical financial information for seven other properties acquired on various dates from October 15, 1997 through December 31, 1997.

(m) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties or decrease in depreciation expense due to the sale of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(n) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Company's credit arrangements which are as follows:

                                                    Principal     Interest Rate

     Series A Senior Secured Guaranteed Notes       $12,500,000        8.06%
     Series B Senior Secured Guaranteed Notes        27,500,000        8.30%
     Line of credit                                  62,874,000        7.50%
     Line of credit                                  26,200,000        8.03%



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  January 23, 1998                U.S. RESTAURANT PROPERTIES, INC.


                                       By:  /s/ Robert J. Stetson
                                          -----------------------------------
                                             Robert J. Stetson
                                             President, Chief Executive Officer